UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2016

STIFEL FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-09305 (Commission File Number)	43-1273600 (IRS Employer Identification No.)

One Financial Plaza
501 North Broadway
St. Louis, Missouri 63102-2102
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (314) 342-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 8, 2016, Stifel Financial Corp. announced that it and its subsidiary, Stifel Nicolaus & Company, Incorporated, have reached a settlement of two civil lawsuits that relate to the sale of collateralized debt obligations investments to five Southeastern Wisconsin school districts in 2006.  These settlements resolve all pending litigation related to this subject matter.

A copy of the press release is filed as exhibit 99.1 hereto and is incorporated herein by reference.

The information in Item 8.01 of this Report, including the information contained in Exhibit 99.1, shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. `

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release dated December 8, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: December 8, 2016	By: /s/ James M. Zemlyak
Name:James M. Zemlyak
Title:President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press release dated December 8, 2016.